 Exhibit 10.11

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this "Guaranty") is made as of the 12th day of August, 2020, by those certain undersigned parties, along with each party from time to time made a party hereto (collectively, "Guarantors") and CENTRAL BANK & TRUST, part of Farmers & Stockmens Bank ("Lender").

1.            The Loan Agreement and Note. This Guaranty is executed in connection with a Loan Agreement dated August 12, 2020, as the same is amended, restated or supplemented from time to time (the "Loan Agreement") between Lender and ASSURE HOLDINGS CORP., a Nevada corporation ("Borrower"), pursuant to which Lender is making a Loan as set forth in the Loan Agreement (the "Loan") to Borrower evidenced by Borrower's promissory note of even date herewith in the stated principal amount of $6,500,000 (the "Note"). Unless otherwise defined herein, any capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement. The Loan Agreement, the Note, the Security Agreement and all other documents executed in connection with, or as security for, the Loan are hereinafter referred to as the "Loan Documents."

2.            Purpose and Consideration. The execution and delivery of this Guaranty by Guarantors is a condition to the making of the Loan to Borrower, is made in order to induce Lender to make the Loan, and is made in recognition that Lender will be relying upon this Guaranty in making the Loan and performing any other obligations it may have under the Loan Agreement. Additional parties may join into this Guaranty by executing and delivering to Lender a certain Joinder to Guaranty Agreement in substantially the form attached as Exhibit A ("Joinder"), and such Joinder will be incorporated herein by reference as if such party originally executed this Guaranty.

3.            Joint and Several. The representations, warranties, covenants and agreements of Guarantors herein are made jointly and severally.

4.            Guaranty. Guarantors hereby guarantee absolutely, primarily, unconditionally and irrevocably the full and timely payment of all indebtedness evidenced by or arising under the Note, as and when the same becomes due, whether at maturity, by acceleration, or otherwise, all fees payable by Borrower in connection with the Loan, and any advances made by Lender under the authority of any of the Loan Documents, including any sums expended by Lender for the benefit of Borrower or for the benefit of any security provided under any of the Loan Documents, including, without limitation, taxes, assessments, insurance premiums, and costs of maintenance, repair or restoration. Borrower's obligations to make payments under the Note and all of Borrower's other obligations under the Loan Documents are sometimes collectively referred to herein as the "Obligations." Guarantors agree that the guarantee set forth in the first sentence above is a guarantee of payment and not of collection, and that there is no limitation on the amount of Guarantors' liability under this Guaranty.

5.            Guaranty Is Independent and Absolute. The obligations of Guarantors hereunder are independent of the obligations of Borrower and any other Guarantors or other person who may become liable with respect to the Obligations. Guarantors are jointly and severally liable with Borrower for the full and timely payment of all of the Obligations. Guarantors expressly agree that a separate action or actions may be brought and prosecuted against Guarantors, whether or not any action is brought against Borrower, or any other person for any Obligations guaranteed hereby and whether or not Borrower, or any other person is joined in any action against any Guarantors. Guarantors further agree that Lender shall have no obligation to proceed against any security for the Obligations prior to enforcing this Guaranty against any or all guarantors, and that Lender may pursue or omit to pursue any and all rights and remedies Lender has against any person or with respect to any security in any order or simultaneously or in any other manner. All rights of Lender and all obligations of Guarantors hereunder shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of the Note and the Loan Agreement, or any other Loan Document, and (b) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Borrower in respect of the Obligations.

6.            Authorizations to Lender. Guarantors authorize Lender, without notice or demand and without affecting Guarantors' liability hereunder, from time to time, to: (a) renew, extend, accelerate or otherwise change the time for payment of, change, amend, alter, cancel, compromise or otherwise modify the terms of the Note, including any increase in the rate or rates of interest thereunder agreed to by Borrower, and to grant any indulgences, forbearances, or extensions of time; (b) renew, extend, change, amend, alter, cancel, compromise or otherwise modify any of the terms, covenants, conditions or provisions of any of the Loan Documents or any of the Obligations; (c) apply any security and direct the order or manner of sale thereof as Lender, in Lender's discretion, may determine; (d) proceed against Borrower or Guarantors with respect to any or all of the Obligations without first foreclosing against any security therefor; (e) exchange, release, surrender, impair or otherwise deal in any manner with, or waive, release or subordinate any security interest in, any security for the Obligations; (f) release or substitute Borrower or any one or more of any other guarantor, any indorser, or any other party who may be or become liable with respect to the Obligations, without any release or reduction in liability being deemed made of any guarantor or any other such person; and (g) accept a conveyance or transfer to Lender of all or any part of any security in partial satisfaction of the Obligations, or any of them, without releasing Borrower, any guarantor, or any indorser or other party who may be or become liable with respect to the Obligations, from any liability for the balance of the Obligations.

7.            Application of Payments Received by Lender. Any sums of money Lender receives from or for the account of Borrower (other than regular installment payments under the Note when Borrower is not in default under any of the Loan Documents) shall be applied by Lender in accordance with the Loan Agreement.

8.            Waivers by Guarantors. In addition to all waivers expressed in any of the Loan Documents, all of which are incorporated herein by Guarantors, Guarantors hereby waive: (a) presentment, demand, protest and notice of protest, notice of dishonor and of non-payment, notice of acceptance of this Guaranty, and diligence in collection; (b) notice of the existence, creation, or incurring of any new or additional Obligations under or pursuant to any of the Loan Documents; (c) any right to require Lender to proceed against, give notice to, or make demand upon Borrower or any other guarantor; (d) any right to require Lender to proceed against or exhaust any security or to proceed against or exhaust any security in any particular order; (e) any right to require Lender to pursue any remedy of Lender; (f) any right to direct the application of any security held by Lender; (g) any right of subrogation and any right to enforce any remedy which Lender may have against Borrower, any right to participate in any security now or hereafter held by Lender, and any right to reimbursement from Borrower for amounts paid to Lender by any guarantor; (h) benefits, if any, of Guarantors under any anti-deficiency statutes or single-action legislation; (i) any defense arising out of any disability or other defense of Borrower, including bankruptcy, dissolution, liquidation, cessation, impairment, modification, or limitation, from any cause, of any liability of Borrower, or of any remedy for the enforcement of such liability; (j) any statute of limitations affecting the liability of Guarantors hereunder; (k) any right to plead or assert any election of remedies by Lender; and (1) any other defenses available to a surety under applicable law.

9.            Subordination by Guarantors. Guarantors hereby agree that any indebtedness of Borrower to Guarantors, whether now existing or hereafter created, shall be and is hereby subordinated to the indebtedness of Borrower to Lender under the Loan Documents. Guarantors shall not accept or seek to receive any amounts from Borrower on account of any indebtedness of Borrower to Guarantors until such time as the Obligations have been paid and satisfied in full.

10.          Bankruptcy Reimbursements. Guarantors agree that if any amounts paid to Lender by Borrower or any other party liable for payment and satisfaction of the Obligations are recovered from Lender in any bankruptcy proceeding, Guarantors shall reimburse Lender immediately on demand for all amounts so recovered from Lender, together with interest thereon at the Default Rate from the date such amounts are so recovered until repaid in full to Lender, and for this purpose this Guaranty shall survive repayment of the Loan. Without limiting the foregoing, Guarantors shall pay all costs and expenses incurred by Lender in connection with any bankruptcy proceeding of Borrower or any other party liable for payment and satisfaction of the Obligations, including attorneys' fees and expenses.

11.          Service of Process on Guarantors. Guarantors covenant that, for so long as this Guaranty remains in effect, Guarantors will be subject to service of process for the purposes of any suit, action, or proceeding brought in the State of Colorado to enforce Guarantors' obligations under this Guaranty.

12.          Financial Statements. Guarantors will, for so long as any of the Obligations remain unsatisfied, furnish to Lender, at the times when Borrower is required to cause Guarantors to provide financial statements, state and federal income tax returns, and such other financial statements of Guarantors as are required under the Loan Agreement, certified by Guarantors as being true and correct in all respects. All contingent obligations of Guarantors shall be disclosed in such financial statements, and all such financial statements shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, or on another basis satisfactory to Lender in its reasonable discretion. Guarantors represent and warrant that: (a) each financial statement that has been supplied to Lender truly and completely discloses Guarantors' financial condition as of the date of the statement, (b) there has been no material adverse change in Guarantors' financial condition subsequent to the date of the most recent financial statements supplied to Lender, (c) Guarantors have no contingent obligations except as disclosed in such financial statements, and (d) all such financial statements have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis, or on another basis satisfactory to Lender in its reasonable discretion.

13.          Additional Representations and Warranties. Guarantors represent and warrant to Lender that (a) no Guarantor is in default under any mortgage, deed of trust, security agreement, loan or credit agreement, or guarantee by which such Guarantor is or shall become bound; (b) there are no actions, suits or proceedings, pending or, to the best of any Guarantor's knowledge threatened, against or affecting Guarantors, or affecting the validity or enforceability of any of the Loan Documents to which Guarantors are a party, at law or in equity, or before or by any governmental authority; and (c) none of Guarantors is in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority. Guarantors further represent, warrant, covenant and agree to and with Lender that each Guarantor is a Loan Party and each Guarantor undertakes, agrees to and is bound by all agreements, covenants, representations, warranties, terms, conditions and provisions of the Loan Agreement which apply to a Loan Party.

14.          Assignability. This Guaranty shall be binding upon Guarantors and each of Guarantors' heirs, representatives, successors, and assigns and shall inure to the benefit of Lender and Lender's successors and assigns. This Guaranty shall follow the Note and other Loan Documents which are for the benefit of Lender; and, in the event the Note and other such Loan Documents, or any of them, are negotiated, sold, transferred, assigned, or conveyed by Lender in whole or in part, this Guaranty shall be deemed to have been sold, transferred, assigned, or conveyed by Lender to the holder or holders of the Note and other such Loan Documents, with respect to the Obligations contained therein, and such holder or holders may enforce this Guaranty as if such holder or holders had been originally named as Lender hereunder.

15.          Payment of Costs of Enforcement. In the event any action or proceeding is brought to enforce this Guaranty, Guarantors agree to pay all costs and expenses of Lender in connection with such action or proceeding, including, without limitation, all reasonable attorneys' fees incurred by Lender.

16.          Notices. Any notice required or permitted to be given by Guarantors or Lender under this Agreement shall be in writing and shall be given in accordance with the provisions of Section 8.02 of the Loan Agreement to the appropriate party at its address set forth below:

If to Lender:	Central Bank & Trust 4582 S. Ulster Street, Suite 150 Denver, CO 80237 Attention: Mary Holm, Senior Vice President Telephone: (720) 647-5183 Email: mary.holm@centralbancorp.com

With a copy to:	Shapiro Bieging Barber Otteson LLP 7979 E. Tufts Avenue, Suite 1600 Denver, CO 80237 Attention: Lisa K. Shimel, Esq. Telephone: 720-488-5424 Email: lshimel@sbbolaw.com

If to Guarantors:	c/o Assure Holdings Corp. 4600 S. Ulster Street, Suite 1225 Denver, CO 80237 Attention: John Farlinger, Chief Executive Officer Telephone: (720) 287-3093 Email: john.farlinger@assureiom.com

With a copy to:	c/o Assure Holdings Corp. 4600 S. Ulster Street, Suite 1225 Denver, CO 80237 Attention: Attention: Trent Carman, Chief Financial Officer Telephone: (720) 287-3093 Email: trent.carman@assureiom.com

17.          Severability of Provisions. If any provision hereof or of any other Loan Document shall, for any reason and to any extent, be invalid or unenforceable, then the remainder of the document in which such provision is contained, the application of the provision to other persons, entities or circumstances, and any other document referred to herein shall not be affected thereby but instead shall be enforceable to the maximum extent permitted by law.

18.          Waiver. Neither the failure of Lender to exercise any right or power given hereunder or to insist upon strict compliance by Borrower, Guarantors, or any other person with any of its, his or her obligations set forth herein or in any of the Loan Documents nor any practice of Borrower or Guarantors at variance with the terms hereof or of any of the Loan Documents shall constitute a waiver of Lender's right to demand strict compliance with the terms and provisions of this Guaranty.

19.          Term. This Guaranty shall survive repayment in full of the Loan and remain in effect until such time as all payments received by Lender are no longer subject to recovery in any bankruptcy proceeding.

20.          Applicable Law. This Guaranty and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Colorado.

21.          Waiver of Jury Trial. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the day and year first above written.

ASSURE HOLDINGS, INC., a Colorado corporation		ASSURE NETWORKS UTAH, LLC, a Utah limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Thief Financial Officer

ASSURE NEUROMONITORING LLC, a Colorado limited liability company		DNS PROFESSIONAL READING LLC, a Colorado limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NEUROMONITORING ARIZONA, LLC, a Arizona limited liability company		DNS LOUISIANA, LLC, a Louisiana limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NEUROMONITORING COLORADO, LLC, a Colorado limited liability company		DNS UTAH, LLC, a Utah limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Signature Page to Guaranty Agreement

IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the day and year first above written.

ASSURE NEUROMONITORING LOUISIANA, LLC, a Louisiana limited liability company		ASSURE EQUIPMENT LEASING, LLC, a Colorado limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NEUROMONITORING MICHIGAN, LLC, a Michigan limited liability company		VELOCITY REVENUE CYCLE, LLC, a Colorado limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Manager

ASSURE NEUROMONITORING PENNSYLVANIA, LLC, a Pennsylvania limited liability company		ASSURE NEUROMONITORING GEORGIA, LLC, a Georgia limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NEUROMONITORING SOUTH CAROLINA, LLC, a South Carolina limited liability company		ASSURE NEUROMONITORING MINNESOTA LLC, a Minnesota limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Signature Page to Guaranty Agreement

IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the day and year first above written.

ASSURE NEUROMONITORING TEXAS, LLC, a Texas limited liability company		ASSURE NEUROMONITORING NEVADA LLC, a Nevada limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NEUROMONITORING TEXAS HOLDINGS, LLC, a Texas limited liability company		ASSURE NEUROMONITORING OKLAHOMA, LLC, a Oklahoma limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NEUROMONITORING UTAH, LLC, a Utah limited liability company		ASSU.RE NEUROMONITORING TENNESSEE LLC. a Tennessee limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NETWORKS, LLC, a Colorado limited liability company		ASSURE NEUROMONITORING VIRGINIA, LLC, a Virginia limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Signature Page to Guaranty Agreement

IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the day and year first above written.

ASSURE NETWORKS ARIZONA, LLC, a Arizona limited liability company		ASSURE NETWORKS GEORGIA, LLC, a Georgia limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NETWORKS COLORADO, LLC, a Colorado limited liability company		ASSURE NETWORKS MINNESOTA LLC, a Minnesota limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NETWORKS LOUISIANA, LLC, a Louisiana limited liability company		ASSURE NETWORKS NEVADA LLC, a Nevada limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NETWORKS MICHIGAN, LLC, a Michigan limited liability company		ASSURE NETWORKS OKLAHOMA, LLC, a Oklahoma limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Signature Page to Guaranty Agreement

IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the day and year first above written.

ASSURE NETWORKS PENNSYLVANIA, LLC, a Pennsylvania limited liability company		ASSURE NETWORKS TENNESSEE LLC, a Tennessee limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NETWORKS SOUTH CAROLINA, LLC, a South Carolina limited liabilily company		ASSURE NETWORKS VIRGINIA, LLC, a Virginia limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ASSURE NETWORKS TEXAS, LLC, a Texas limited liability company		ASSURE NETWORKS TEXAS HOLDINGS, LLC, a Texas limited liability company

By:	/s/ Trent Carman	By:	/s/ Trent Carman
Name:	Trent Carman	Name:	Trent Carman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Signature page to Guaranty Agreement

Exhibit A to Guaranty Agreement

JOINDER TO GUARANTY AGREEMENT

The undersigned hereby agrees to become a party to and Guarantor under the Guaranty Agreement in favor of CENTRAL BANK & TRUST, part of Farmers & Stockmens Bank, and agrees to be subject to and comply with all terms and conditions therein, and such terms and conditions are incorporated by reference, effective as of the date set forth below.

GUARANTOR:

____________________________, a
________________

By:
Name:
Title:

Dated:

Exhibit A to Guaranty Agreement